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                                                                  EXHIBIT 10.19B


THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                             STOCK PURCHASE WARRANT
                      To Purchase Shares of Common Stock of
                                  E-LOAN, INC.

        THIS CERTIFIES that, for value received, GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or prior to May 21, 2000, but not thereafter, to subscribe for and purchase, from E-LOAN, INC., a Delaware corporation (the "Company"), Seventy-five thousand (75,000) shares of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the lesser of (a) Thirteen Dollars and Thirty Three Cents ($13.33) and (b) the per share offering price of the Company's Common Stock to the issued in the Company's initial public offering (the "Exercise Price"). The purchase price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

        1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

        2. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at the times specified in the first paragraph hereof, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the office of the Company, in Dublin, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the purchase price of the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

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        Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time, and in any event within five (5) days, after the date on which this Warrant shall have been exercised as aforesaid.

        Notwithstanding any provisions herein to the contrary, if, at the time of exercise of this Warrant, the fair market value of one share of the Company's Common Stock is greater than the per share purchase price of this Warrant, in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election and the properly endorsed Form of Subscription in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                      Y(A-B)
               X =    ------
                        A

        Where  X =    the number of shares of Common Stock to be issued to the
                      holder

               Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

               A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

               B = per share purchase price of this Warrant (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Common Stock of the Company is publicly traded, the fair market value per share shall be the average of the bid and offer price on the day prior to the date of exercise.

        3. Representations, Warranties and Covenants. The Company hereby represent and warrants that as of the date hereof, there are 33,575,415 shares of Common Stock issued and outstanding (including all shares Common Stock issuable upon conversion of all outstanding Preferred Stock but not including any outstanding warrants or options).

        The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue), which taxes, if any, shall be paid by the Company.

        The Company covenants that it will use its reasonable best efforts to amend its Investor Rights Agreement dated


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        4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the holder of this Warrant.

        5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

        6. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof.

        7. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.

        The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

        8. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

        9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

        10. Merger and Dilution.

               (a) Merger, Sale of Assets, etc. If at any time the Company proposes to consolidate with, merge with, sell or convey all or substantially all of its assets to any other


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corporation, or effect some other form of reorganization (a "Merger Event"), then as part of such Merger Event lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if the holder of this Warrant had exercised this Warrant immediately prior to the Merger Event.

               (b) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, or issue any stock dividends or dividends payable other than a cash dividend, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change or dividend with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, or dividend, reclassification or other change. If shares of the Company's Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the purchase price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of Common Stock to be outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

               (c) Cash Distributions. No adjustment on account of cash dividends or interest on the Company's Common Stock or other securities purchasable hereunder will be made to the purchase price under this Warrant.

               (d) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant.

        11. Miscellaneous.

               (a) Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

               (b) Restrictions. The holder hereof acknowledges that the Common Stock acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.


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               (c) Waivers and Amendments. This Warrant may only be amended or any provision waived with the written consent of the Holder and the Company.


                  [Remainder of page intentionally left blank.]



        IN WITNESS WHEREOF, E-LOAN, INC. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: May 20, 1999

                                          E-LOAN, INC.

                                          By   /s/ FRANK SISKOWSKI
                                               ---------------------------------
                                          Name:

                                          Title:


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                               NOTICE OF EXERCISE

To: E-LOAN, INC.

        (1) The undersigned hereby elects to purchase ____________ shares of Common Stock of E-LOAN, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

        (2) Please issue a certificate of certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           --------------------------
                                     (Name)

                           --------------------------
                                    (Address)

        (3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


-----------------------------------            ---------------------------------
               (Date)                                      (Signature)

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                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                    Do not use this form to purchase shares.)

        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

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                                 (Please Print)

whose address is
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                                 (Please Print)

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                                                    Dated:               ,     .
                                                          --------------  -----

                         Holder's Signature:
                                             -----------------------------------
                         Holder's Address:
                                             -----------------------------------

                         -------------------------------------------------------

Signature Guaranteed:
                      ----------------------------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.